UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2004

ALTERA CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-16617	77-0016691
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 INNOVATION DRIVE, SAN JOSE, CALIFORNIA	95134
(Address of principal executive offices)	(Zip Code)

(408) 544-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On December 8, 2004, Altera Corporation posted on its website a business update for the fourth quarter. A copy of the business update is furnished as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(c)    Exhibits

99.1	Business Update dated December 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

/s/ John Daane
John Daane Chairman, President, and Chief Executive Officer

Date: December 8, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business Update dated December 8, 2004